Exhibit 21.1
GE HealthCare Technologies Inc.
Subsidiaries of Registrant

LEGAL ENTITY	STATE OR COUNTRY OF INCORPORATION OR ORGANIZATION
Beijing GE Hualun Medical Equipment Company Limited	China
BK Medical ApS	Denmark
BK Medical Australia Pty Ltd.	Australia
BK Medical Austria GmbH	Austria
BK Medical Benelux NV	Belgium
BK Medical France SAS	France
BK Medical Holding Company, Inc.	United States
BK Medical Italia S.r.l.	Italy
bk medical Medizinische Systeme GmbH	Germany
BK Medical Schweiz GmbH	Switzerland
BK Medical Sweden AB	Sweden
BK Medical Technology Shanghai Co., Ltd.	China
BK Medical UK Limited	United Kingdom
BKM Holding Company, Inc.	United States
Caption Care, Inc.	United States
Caption Health, Inc.	United States
Critikon de Mexico, S. de R.L. de C.V.	Mexico
Datex-Ohmeda, Inc.	United States
FIFA Holdings LLC	United States
GE (China) Finance Leasing Co., Ltd.	China
GE BE Private Ltd*	India
GE Bio-Sciences Investments Limited	United Kingdom
GE Financial Markets Funding I	United Kingdom
GE Financial Markets Unlimited Company	Ireland
GE Hangwei Medical Systems Co., Ltd.*	China
GE Healthcare (AB)	United Kingdom
GE HealthCare (Barbados) SRL	Barbados
GE Healthcare (Chengdu) Company Limited	China
GE Healthcare (China) Co., Ltd.	China
GE HEALTHCARE (NMP) LIMITED	United Kingdom
GE Healthcare (Pty) Ltd	South Africa
GE Healthcare (Shanghai) Co Ltd	China
GE Healthcare (Tianjin) Co., Ltd.	China
GE Healthcare A/S	Denmark
GE Healthcare AB	Sweden
GE Healthcare AG	Switzerland
GE Healthcare Algerie SARL	Algeria
GE Healthcare Argentina S.A.	Argentina
GE Healthcare AS	Norway
GE Healthcare Australia Holdings Pty Ltd	Australia
GE Healthcare Australia Pty Limited	Australia
GE Healthcare Austria GmbH	Austria
GE Healthcare Austria GmbH & Co OG	Austria
GE Healthcare B.V.	Netherlands
GE Healthcare Bangladesh Limited*	Bangladesh
GE Healthcare Bio-Sciences Company	Canada
GE Healthcare Bio-Sciences, S.A.U.	Spain
GE Healthcare Buchler GmbH	Germany
GE Healthcare Buchler GmbH & Co. KG	Germany
GE Healthcare Bulgaria EOOD	Bulgaria

GE Healthcare BV	Belgium
GE HealthCare Canada Financial Services Company	Canada
GE HealthCare Canada Holdings	Canada
GE Healthcare Canada Inc.	Canada
GE HealthCare Canada Investments Holdings	Canada
GE HealthCare Canada Property Inc.	Canada
GE HealthCare Caribbean Export LLC	United States
GE Healthcare Central America & Caribbean, S.R.L.	Panama
GE HealthCare Česká republika,s.r.o	Czech Republic
GE Healthcare Clinical Systems Norway AS	Norway
GE Healthcare Colombia SAS	Colombia
GE Healthcare Cote d'Ivoire SARL	Cote D'Ivoire (Ivory Coast)
GE HealthCare d.o.o Beograd (Novi Beograd)	Serbia
GE Healthcare Danmark A/S	Denmark
GE Healthcare del Peru S.A.C.	Peru
GE Healthcare do Brasil Comercio e Servicos para Equipamentos Medico-Hospitalares Ltda.	Brazil
GE Healthcare Equipment Finance	France
GE Healthcare Estonia OU	Estonia
GE Healthcare Europe Holding B.V.	Netherlands
GE HealthCare Financial Markets US Holdings Inc.	United States
GE Healthcare Financial Services GmbH	Germany
GE HealthCare Financial Services Ltd	United Kingdom
GE HealthCare Financial Services Pte. Ltd.	Singapore
GE Healthcare Finland Oy	Finland
GE Healthcare Finnamore Limited	United Kingdom
GE Healthcare Funding Ireland Unlimited Company	Ireland
GE Healthcare FZE	United Arab Emirates
GE Healthcare Global Holdings, Inc.	United States
GE Healthcare Global Parts Company, Inc.	United States
GE Healthcare Global Private Limited	India
GE Healthcare GmbH	Germany
GE Healthcare Handels GmbH	Austria
GE Healthcare Holding AS	Norway
GE HealthCare Holding France SAS	France
GE Healthcare Holding Germany GmbH	Germany
GE Healthcare Holding Norge AS	Norway
GE Healthcare Holding SAS	France
GE Healthcare Holdings Austria GmbH	Austria
GE Healthcare Holdings Inc.	United States
GE Healthcare IITS USA Corp.	United States
GE HealthCare Imaging Holding Inc.	United States
GE Healthcare Inc.	United States
GE Healthcare Information Technologies GmbH & Co. KG	Germany
GE HealthCare International Japan Investments B.V.	Netherlands
GE Healthcare International LLC	United States
GE HealthCare Investment (China) Co., Ltd.	China
GE Healthcare Ireland Limited	Ireland
GE Healthcare Irish PLZ Funding Co Unlimited Company	Ireland
GE Healthcare Italia Holding S.r.l.	Italy
GE Healthcare Italia S.r.l.	Italy
GE Healthcare IVD (Netherlands) B.V.	Netherlands
GE Healthcare Japan Corporation	Japan
GE HealthCare Japan Investments Cooperatief U.A.	Netherlands
GE HealthCare Kazakhstan LLP	Kazakhstan
GE Healthcare Kenya Limited	Kenya

GE HealthCare Korea, Inc.	Korea, Republic Of (South)
GE Healthcare Limited	United Kingdom
GE Healthcare Limited	New Zealand
GE Healthcare Magyarorszag Kft.	Hungary
GE Healthcare Manufacturing LLC	United States
GE HealthCare Mauritius Ltd	Mauritius
GE HealthCare Medical Technology LLC	United States
GE Healthcare Norge AS	Norway
GE Healthcare Norway Holding AS	Norway
GE HealthCare Nova Scotia #1 Company	Canada
GE HealthCare Nova Scotia #2 Company	Canada
GE Healthcare Oy	Finland
GE HealthCare Pacific Holdings Pte. Ltd.	Singapore
GE Healthcare Pakistan (Private) Limited	Pakistan
GE HealthCare PC Nova Scotia Company	Canada
GE Healthcare Pension Trustee Limited	United Kingdom
GE Healthcare Pharma Limited	Japan
GE HEALTHCARE PHARMACEUTICAL, COMMERCIAL AND INDUSTRIAL SOCIETE ANONYME	Greece
GE Healthcare Pte Ltd	Singapore
GE Healthcare Puerto Rico Corp.	Puerto Rico
GE HealthCare Regional Head Quarters Single Person Company	Saudi Arabia
GE HealthCare Research and Development (Shanghai) Co., Ltd.	China
GE Healthcare SAS	France
GE Healthcare Sdn Bhd	Malaysia
GE Healthcare Services Italy S.r.l.	Italy
GE HealthCare Services Limited	United Kingdom
GE HealthCare Slovensko, s.r.o.	Slovakia
GE Healthcare Srl	Italy
GE Healthcare Structured Projects (UK) Limited	United Kingdom
GE Healthcare Sverige AB	Sweden
GE Healthcare Systems Uganda - SMC Limited	Uganda
GE HealthCare Technologies Canada	Canada
GE HealthCare Technologies Canada Company	Canada
GE HealthCare Technologies France SAS	France
GE HealthCare Technologies Inc.	United States
GE HealthCare Technologies Pacific Private Limited	Singapore
GE Healthcare Trade and Development LLC	United States
GE HealthCare Transnational Holdings, LLC	United States
GE HealthCare Treasury Holdings, Inc.	United States
GE Healthcare Treasury Services Unlimited Company	Ireland
GE Healthcare Tunisia SARL	Tunisia
GE HealthCare UK Holdings	United Kingdom
GE Healthcare UK Limited	United Kingdom
GE Healthcare Ukraine LLC	Ukraine
GE Healthcare Unidad Central de Radiofarmacia de Galicia, S.L.*	Spain
GE Healthcare USA Holding LLC	United States
GE HealthCare Ventures Investment Management (Hangzhou) Co., Ltd.	China
GE HealthCare VFS Canada Limited Partnership	Canada
GE Healthcare Vietnam Company Ltd	Vietnam
GE HFS, LLC	United States
GE Industrial France	France
GE Lighting Philippines, Inc.*	Philippines
GE Medical for Trading Ltd	Egypt
GE Medical Holding AB	Sweden

GE Medical Systems (China) Co., Ltd.	China
GE Medical Systems (Schweiz) AG	Switzerland
GE Medical Systems (Thailand) Ltd.	Thailand
GE Medical Systems Egypt LLC	Egypt
GE Medical Systems Hong Kong Limited	Hong Kong
GE Medical Systems Information Technologies GmbH	Germany
GE Medical Systems Information Technologies, Inc.	United States
GE Medical Systems Ireland Limited	Ireland
GE Medical Systems Israel Ltd	Israel
GE Medical Systems Italia SpA	Italy
GE Medical Systems Limited	United Kingdom
GE Medical Systems Monterrey-Mexico, S.A. de C.V.	Mexico
GE Medical Systems Polska Sp. z o.o.	Poland
GE Medical Systems Societe en Commandite Simple	France
GE Medical Systems South Africa (Pty) Ltd*	South Africa
GE Medical Systems Sweden AB	Sweden
GE Medical Systems Taiwan Limited	Taiwan
GE Medical Systems Trade and Development (Shanghai) Co., Ltd.	China
GE Medical Systems Turkiye Limited Sirketi	Turkey
GE Medical Systems, L.L.C.	United States
GE Medical Systems, Ultrasound & Primary Care Diagnostics, LLC	United States
GE Medical Technologies Nigeria Ltd	Nigeria
GE Middle East Healthcare Services	Jordan
GE Parallel Design Inc.	United States
GE Precision Healthcare LLC	United States
GE Sistemas Medicos de Mexico, SA de CV	Mexico
GE Ultrasound Korea Limited	Korea, Republic Of (South)
GE Ventures HealthCare Investment (Hangzhou) Co., Ltd.	China
GE Vingmed Ultrasound A/S	Norway
GEFM Edinburgh I Limited	United Kingdom
GEMS PET Systems AB	Sweden
General Electric Healthcare Arabia Company Limited	Saudi Arabia
General Electric Healthcare Arabia Manufacturing Co. Ltd.	Saudi Arabia
General Electric Healthcare Espana, SA	Spain
General Electric Healthcare Lanka (Private) Limited*	Sri Lanka
General Electric Healthcare Portugal, Sociedade Unipessoal, Lda	Portugal
General Electric International (Benelux) B.V.	Netherlands
General Electric Medical Services Company	Saudi Arabia
General Electric Medical Systems Middle East Ltd	Egypt
General Electric Medical Systems Romania S.r.l.	Romania
General Electric Philippines, Inc.	Philippines
Gold Seal Renewable Resources (Tianjin) Co., Ltd.	China
IDX Systems Corporation	United States
Imactis Inc.	United States
Imactis SAS	France
Instrumentarium Holdings, Inc.	United States
Kiinteisto Oy Puustellintie 3	Finland
Kiinteisto Oy Teollisuuskatu 29	Finland
Limited Liability Company GE Healthcare	Russia
Limited Liability Company GE Healthcare Pharma	Russia
Medi-Physics, Inc.	United States
Monica Healthcare Limited	United Kingdom
OEC Medical Systems, Inc.	United States
One GE Healthcare UK	United Kingdom
OY GE Healthcare Bio-Sciences AB	Finland

Parallel Design SAS	France
Philippine Appliance Corp.	Philippines
PRECISION HEALTHCARE TREASURY APAC PTE. LTD.	Singapore
Prismatic Sensors AB	Sweden
PS Innovative Service AB	Sweden
PT GE Lighting Indonesia	Indonesia
PT GE Operations Indonesia	Indonesia
Research Circle Technology, Inc.	United States
SATIS - Radioisotopos e Proteccoes contra Sobretensoes Electricas, Lda	Portugal
Saudi American General Electric Company Limited	Saudi Arabia
Schleifring Medical Systems, LLC*	United States
Sound Technology, Inc.	United States
The Radiochemical Centre GmbH	Germany
Ultrasonix Medical Corporation	Canada
Uppsala Imanet AB	Sweden
USA Instruments, Inc	United States
U-Systems, Inc.	United States
VersaMed Corporation	United States
VersaMed Medical Systems Ltd.	Israel
Whatman Asia Pacific Private Ltd.	Singapore
Whatman International Limited	United Kingdom
Whatman Limited	United Kingdom
Wipro GE Healthcare Private Limited*	India
Wipro GE Medical Device Manufacturing Private Limited*	India
ZIONEXA SAS	France
"GE HEALTHCARE TKT" LLC	Uzbekistan
3238273 Nova Scotia Company	Canada

Where ownership is less than 100% by GE HealthCare Technologies Inc. such has been noted by an asterisk (*).